INCOME TAXES	12 Months Ended
Jan. 31, 2020
INCOME TAXES
INCOME TAXES

9.  INCOME TAXES

No federal income taxes were paid during the years ended January 31, 2020 and 2019 due to the Company’s net losses. The provision of income taxes consist of state minimum income taxes.

As of January 31, 2020, the Company had available federal net operating loss (“NOL”) carryforwards of $77.4 million which will begin to expire in 2030 and California state NOL carryforwards of $70.8 million which will begin to expire in 2033. As of January 31, 2020 and 2019, the net deferred tax assets of approximately $24.0 million and $21.1 million, respectively, generated primarily by NOL carryforwards, have been fully reserved due to the uncertainty surrounding the realization of such benefits. The net valuation allowance increased by $2.6  million and $4.9 million during the years ended January 31, 2020 and 2019,  respectively.

Current tax laws impose substantial restrictions on the utilization of NOL and credit carryforwards in the event of an “ownership change,” as defined by the Internal Revenue Code. If there should be an ownership change, the Company’s ability to utilize its carryforwards could be limited.  Although the Company has not conducted a formal NOL carryforward analysis, as a result of the registered direct offering in March 2019,  pending ownership change that will result from the Merger and prior financing transactions, the NOL and credit carryforwards amounts of $21.1 million and $1.2 million, respectively, may be materially limited.

Significant components of the Company’s deferred tax assets were as follows (in thousands):

	January 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$21,101	$18,769
Stock-based compensation expense	1,251	1,163
Tax credit carryforwards	1,203	1,022
Operating lease liability	285	—
Other	121	160
Total deferred tax assets	23,961	21,114
Less: valuation allowance	(23,700)	(21,114)
Net deferred tax assets	261	—
Deferred tax liability:
Operating lease right-of-use asset	(261)	—
Total deferred tax liability	(261)	—
Net deferred tax assets	$—	$—

A reconciliation of income taxes provided at the federal statutory rate (21% in 2019) to the actual income tax provision was as follows (in thousands):

	Year ended
	January 31,
	2020	2019
Income tax benefit computed at U.S. statutory rate	$(2,034)	$(3,624)
State income tax (net of federal benefit)	(645)	(1,478)
Change in valuation allowance	2,586	4,857
Research and development credits	(86)	(158)
Other	181	405
Provision for income taxes	$2	$2

As of January 31, 2020 and 2019, the Company did not have any material unrecognized tax benefits. The tax years from 2010 to 2020 remain open for examination by the federal and state authorities.